UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2023

Coya Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41583	85-4017781
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5850 San Felipe St., Suite 500

Houston, Texas 77057

(Address of principal executive offices, including zip code)

(800) 587-8170

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 § CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 § CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	COYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on a Current Report on Form 8-K filed on July 10, 2023 by Coya Therapeutics, Inc. (the “Company”), the Company and Dr. Fred Grossman, who will assume the role of President and Chief Medical Officer as of July 17, 2023, entered into an employment agreement dated July 3, 2023 (the “Original Grossman Employment Agreement”).

On July 11, 2023, the Company entered into an amended and restated employment agreement with Dr. Grossman (the “A&R Grossman Employment Agreement”). The A&R Grossman Employment Agreement is on substantially the same terms as the Original Grossman Employment Agreement other than: (i) Dr. Grossman’s annual bonus will be based on the performance of the Company as measured against the Company’s predetermined performance plan and Dr. Grossman’s individual performance during the fiscal year for which the annual bonus will be paid, (ii) Dr. Grossman must remain employed with the Company through the end of the applicable calendar year to be eligible to receive his annual bonus, provided that if the Company terminates Dr. Grossman without Cause (as defined in the A&R Grossman Employment Agreement) or Dr. Grossman resigns for Good Reason (as defined in the A&R Grossman Employment Agreement) on or before the day his annual bonus is paid, Dr. Grossman will still receive his full annual bonus, and (iii) Dr. Grossman will be eligible to receive additional equity awards from time-to-time in the Company’s sole discretion.

All other material terms of Dr. Grossman’s employment agreement remained the same.

The foregoing description of the A&R Grossman Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Grossman Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated Employment Agreement, dated July 11, 2023, between the Company and Dr. Fred Grossman.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COYA THERAPEUTICS, INC.

Dated: July 14, 2023	By:	/s/ Howard Berman
Howard Berman
Chief Executive Officer